UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

INTUITIVE SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1266 Kifer Road

Sunnyvale, California 94086

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 13, 2013, Intuitive Surgical, Inc. (“Intuitive”) issued a press release commenting on its medical device reporting practices. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Intuitive Surgical, Inc., dated March 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: March 13, 2013	By	/s/ Marshall L. Mohr
		Name:	Marshall L. Mohr
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Intuitive Surgical, Inc., dated March 13, 2013.